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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        January 7, 1999
                                                -------------------------------




                            REPUBLIC BANCSHARES, INC.
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)


          Florida                     0-27652                  59-1463900
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)           Identification No.)

                             111 Second Avenue N.E.
                            St. Petersburg, FL 33701
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (727) 823-7300



          (Former name or former address, if changed since last report)


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ITEM 5.      OTHER EVENTS

             On December 30, 1998, the Company announced a reorganization of its mortgage banking activities and a change in its projected 1998 fourth quarter operating loss. Statements in this release may constitute forward-looking statements that are based on the current beliefs and expectations of the Company's management, as well as assumptions made by, and information currently available to, the Company's management. Forward-looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to economic, competitive and other factors affecting the Company and its operations. The content of the report is comprised of the press release text relating to this matter included in this filing as Exhibit 99.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

             EXHIBITS

             99. Press release dated December 30, 1998.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          REPUBLIC BANCSHARES, INC.
                                                (Registrant)

Date:    January 7, 1999                  By :  /s/William R. Falzone
      ----------------------                  ---------------------------
                                                     Treasurer